HIGH INCOME

                               [GRAPHIC OMITTED]

                             Opportunity Fund Inc.

                                                                Quarterly Report
                                                                June 30, 1998

High Income
Opportunity
Fund Inc.

[PHOTO OMITTED]                  [PHOTO OMITTED]

HEATH B. MCLENDON                JOHN C. BIANCHI, CFA

Chairman                         Vice President

Dear Shareholder:

We are pleased to provide the third quarter report for the High Income Opportunity Fund Inc. ("Fund") for the period ended June 30, 1998. During the past nine months, the Fund paid income dividends totaling $0.86 per share. The table below details the annualized distribution rate and the nine-month total return for the Fund based on its June 30, 1998 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing share price.

         Price                 Annualized              Nine-Month
       Per Share            Distribution Rate         Total Return
     -------------          -----------------         ------------
     $12.18 (NAV)                 8.77%                   5.19%
     $11.938 (NYSE)               8.95%                   3.58%

The Fund's performance compares favorably with the nine-month average total return of 4.23% based on NAV for closed-end high yield bond funds as reported by Lipper Analytical Services, Inc. (Lipper is an independent mutual fund-performance tracking organization).

Market and Economic Overview

The high yield bond market generated relatively weak results in the second quarter of 1998 and underperformed most other sectors of the bond market. The 30-year U.S. Treasury bond generated the strongest results of all the sectors (e.g., a total return of more than 6%) as many investors became more convinced that the Asian crisis would contribute to an economic slowdown in the U.S. beginning in the second quarter of 1998. The U.S. Treasury market has been sought out as a "safe haven" by investors concerned about increased economic uncertainty. Moreover, an extremely heavy amount of new high yield bond issuance also caused the high yield bond market to underperform versus other U.S. bond market sectors. The higher-rated issues generated the strongest results among high yield bonds given their greater sensitivity to interest rates. On the other hand, the lowest-rated high yield bond issues generated the weakest returns, which was not surprising given their greater sensitivity to general economic conditions and stock market performance. While the stock market generated


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High Income Opportunity Fund Inc.                                              1
positive results during the reporting period, there was considerably greater volatility in the stock markets because of higher uncertainty among many investors.

Year to date the total of newly issued high yield bonds was roughly $110 billion, which is more than twice last year's figure of about $50 billion. Moreover, the year-to-date of cash inflows of approximately $15 billion into high yield bond mutual funds, while above last year's total of $8 billion, was clearly insufficient to counterbalance the effects of the extremely heavy new issue calendar. However, continued strong demand for high yield bonds from pension funds and insurance companies somewhat limited the underperformance of the high yield bond market versus other bond sectors during the second quarter of 1998.

The U.S. economy today remains generally supportive of high yield bonds and inflation continues to be modest. In fact, recent retail sales growth and U.S. housing sales and employment remains quite strong. We believe that it's still an open question whether Asia's problems will have any meaningful negative impact on future U.S. economic growth. While the Federal Reserve Board remains concerned about the strength of the U.S. economy and the potential for higher inflation in the future, there has been little evidence of inflationary pressures so far.

Portfolio Strategy and Market Outlook

The Fund is cautiously positioned with a heavy emphasis in better quality, intermediate maturity "B" and "BB" rated high yield bonds. As of June 30, 1998, the Fund's average maturity on a call-adjusted basis was approximately 6.5 years. In addition, the Fund continued to emphasize telecommunications issues as well as cable and media issues.

As the high yield bond market continued to underperform during the second quarter of 1998, we began to gradually take advantage of what we believed were attractively priced "B" rated issues. Given the continued problems in Asia, we plan to remain underweighted in basic commodity industries such as steel, forest products and petrochemicals, industries that have been negatively affected by deflationary trends over the past six months. (Deflation is when prices actually fall. Deflation should not be confused with disinflation. Disinflation is the slowing down of the rate at which prices increase.) We have recently started to lower our exposure to the energy industry given the continued weakness in energy prices and our expectation that as long as Asia remains mired in difficulties, energy prices should remain depressed. Yet we remain positive on the long-term trends in the energy industry and do not plan to entirely eliminate the Fund's current energy positions.


--------------------------------------------------------------------------------
2                                          1998 Quarterly Report to Shareholders

Many other high-yield bond funds continue to be aggressively invested in lower-quality high yield bonds in an effort to maintain their dividend yields and to generate competitive performance. As a result of the recent correction in the world's stock markets, these more speculative high yield bond issues have started to perform poorly during the past six months. Given their more speculative features, lower-quality high yield bonds tend to correlate more closely to the performance of broad stock markets than other kinds of bonds. In addition, many high yield bond funds have continued to invest in emerging market government bonds, common stocks, convertible securities and derivatives, all of which have suffered varying degrees of corrections. We have stayed committed to owning better quality high yield bonds that should be much less vulnerable to higher stock market volatility.

While we still expect U.S. economic growth to slow and corporate profit margins may deteriorate for the rest of 1998, we do not anticipate any meaningful U.S. economic slowdown for the balance of the year.

In closing, thank you for investing in the High Income Opportunity Fund Inc. We look forward to continuing to help you achieve your investment goals. Should you have any questions about your investment in the Fund, please call the First Data Investor Services Group Inc. at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon                   /s/ John C. Bianchi

Heath B. McLendon                       John C. Bianchi, CFA
Chairman                                Vice President

July 20, 1998

Shareholder Notice

On a more somber note, we report with much sadness the passing of Emeritus Director C. Richard Youngdahl on August 6, 1998. Dick made many valuable contributions to the board and the Fund during his tenure and he will be missed.


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High Income Opportunity Fund Inc.                                              3

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Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. The Fund's complete Plan begins on page 25. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.


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4                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1998
--------------------------------------------------------------------------------

       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 92.1%
================================================================================
Aerospace/Defense -- 2.0%
   $11,275,000    Ba2*    Airplanes Pass Through Trust, Corporate
                            Collateralized Mortgage Obligation,
                            Series D, 10.875% due 3/15/19           $ 12,735,563
     4,375,000    BB      Morgan Stanley Aircraft Finance, 8.700%
                            due 3/15/23+                               4,396,875
--------------------------------------------------------------------------------
                                                                      17,132,438
--------------------------------------------------------------------------------
Banks/Savings and Loans -- 2.3%
                          First Nationwide Holdings, Sr. Notes:
    15,900,000    Ba3*      12.500% due 4/15/03                       18,205,500
     1,400,000    Ba2*      10.625% due 10/1/03                        1,589,000
--------------------------------------------------------------------------------
                                                                      19,794,500
--------------------------------------------------------------------------------
Broadcasting-TV, Cable and Radio -- 11.6%
                          CSC Holdings, Inc., Sr. Sub. Debentures:
    15,725,000    BB-       9.875% due 2/15/13                        17,454,750
     5,525,000    BB-       10.500% due 5/15/16                        6,484,968
     5,900,000    BB-       9.875% due 4/1/23                          6,563,750
                          Century Communications, Sr. Notes:
     4,750,000    BB-       8.750% due 10/1/07                         5,035,000
     1,925,000    BB-       Zero coupon bond to yield 8.160% due
                            3/15/03                                    1,309,000
     7,950,000    B2*     Comcast UK Cable, Sr. Unsecured Discount
                            Debentures, step bond to yield 11.535%
                            due 11/15/07                               6,638,250
     2,600,000    BBB-    Le Groupe Videotron, Sr. Notes, 10.625%
                            due 2/15/05                                2,912,000
                          Rogers Cablesystems, Sr. Secured Second
                            Priority:
     4,000,000    BB+       Debentures, 10.000% due 3/15/05            4,440,000
     4,400,000    BB+       Debentures, 10.000% due 12/1/07            4,895,000
    11,195,000    BB-       Sr. Sub. Debentures, 11.000% due 12/1/15  13,126,137
                          Rogers Communications, Sr. Notes:
     2,250,000    BB-       9.125% due 1/15/06                         2,283,750
     2,700,000    BB-       8.875% due 7/15/07                         2,713,500
                          TV Azteca SA De C.V.:
     3,925,000    Ba3*      Debentures,10.125% due 2/15/04             3,934,812
     4,950,000    Ba3*      Sr. Notes, 10.500% due 2/15/07             4,974,750
    28,500,000    B       United International Holdings Inc., Sr.
                            Discount Notes, Step bond to yield
                            10.669% due 2/15/08                       17,598,750
--------------------------------------------------------------------------------
                                                                     100,364,417
--------------------------------------------------------------------------------
Cellular and Other Wireless -- 8.5%
    11,100,000    B3*     Clearnet Communications, Inc., Sr. Discount
                            Notes, step bond to yield 13.507% due
                            12/15/05                                   9,310,125
                          Dolphin Telecom PLC, Sr. Discount Notes:
     6,675,000    B-        Step bond to yield 11.500% due 6/1/08+     3,804,750
     8,025,000++  B-        Step bond to yield 11.625% due 6/1/08      4,956,423
    14,175,000    B-      Iridium LLC/Capital Corp., Sr. Notes,
                            14.000% due 7/15/05                       15,805,125

                       See Notes to Financial Statements


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High Income Opportunity Fund                                                   5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
Cellular and Other Wireless -- 8.5% (continued)
   $ 8,925,000    B-      Millicom International Cellular S.A., Sr.
                            Discount Notes, step bond to yield
                            13.500% due 6/1/06                      $  6,827,625
    15,125,000    B2*     Nextel Communications Inc., Sr. Discount
                            Notes, Step bond to yield 11.206% due
                            8/15/04                                   14,746,875
     5,500,000    B3*     Pagemart Nationwide, Inc., Sr. Discount
                            Notes, step bond to yield 13.344% due
                            2/1/05+                                    4,895,550
                          Telesystems Communications, Sr. Discount
                            Debentures:
    15,850,000    CCC+      Step bond to yield 12.405% due 6/30/07    10,659,125
     3,800,000    CCC+      Step bond to yield 10.513% due 11/1/07     2,289,500
--------------------------------------------------------------------------------
                                                                      73,295,098
--------------------------------------------------------------------------------
Chemicals -- 1.3%
     4,225,000    BB-     Buckeye Technologies Inc., Sr. Sub. Notes,
                            8.000% due 10/15/10+                       4,267,250
     5,000,000    B1*     NL Industries, Sr. Secured Notes, 11.750%
                            due 10/15/03                               5,537,500
     1,300,000    B       Unifrax Investment Corp., Sr. Notes,
                            10.500% due 11/1/03                        1,361,750
--------------------------------------------------------------------------------
                                                                      11,166,500
--------------------------------------------------------------------------------
Consumer Durables/Home Furnishings -- 1.0%
     8,550,000    B       Outboard Marine Corp, Sr. Notes, 10.750%
                            due 6/1/08+                                8,827,875
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 2.1%
     2,900,000    B-      Alvey Systems Inc., Sr. Sub. Notes, 11.375%
                            due 1/31/03                                3,030,500
     1,500,000    B-      Eagle-Picher Industrial Inc., Sr. Sub.
                            Notes, 9.375% due 3/1/08+                  1,528,125
     3,875,000    B3*     Interlake Corp., Sr. Sub. Notes, 12.125%
                            due 3/1/02                                 3,991,250
     4,950,000    B2*     Intertek Finance PLC, 10.250% due 11/1/06    5,259,375
     4,475,000    B+      Park-Ohio Industries, Sr. Sub. Notes,
                            9.250% due 12/1/07                         4,575,687
--------------------------------------------------------------------------------
                                                                      18,384,937
--------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 1.2%
     3,100,000    NR      Axiohm Transaction Services, Sr. Sub.
                            Notes, 9.750% due 10/1/07                  3,131,000
     6,675,000    B-      Outsourcing Solutions, Sr. Sub. Notes,
                            11.000% due 11/1/06                        7,259,063
--------------------------------------------------------------------------------
                                                                      10,390,063
--------------------------------------------------------------------------------
Electric Utilities -- 4.1%
                          AES Corp., Sr. Sub. Notes:
     2,150,000    Ba1*      10.250% due 7/15/06                        2,343,500
    13,025,000    Ba1*      8.500% due 11/1/07                        13,236,655
                          Calpine Corp., Sr. Notes:
     6,675,000    Ba2*      10.500% due 5/15/06                        7,325,813
     5,400,000    Ba2*      8.750% due 7/15/07                         5,548,500
     1,624,341    BB      Midland Cogeneration Venture Limited
                            Partnership, Midland Funding, Debentures,
                            Sr. Secured Lease Obligation Bond, Series
                            C, 10.330% due 7/23/02                     1,746,167

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
6                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
Electric Utilities -- 4.1% (continued)
                          Niagara Mohawk Power:
   $ 3,950,000    BB        Sr. Discount Notes, 7.750% due 7/1/10   $  2,745,250
     2,550,000    BB-       Sr. Notes, 7.750% due 10/1/08              2,620,125
--------------------------------------------------------------------------------
                                                                      35,566,010
--------------------------------------------------------------------------------
Electronics/Computers -- 6.8%
     3,925,000    B       Celestica International, Sr. Sub.
                            Notes, 10.500% due 12/31/06               4,332,219
     8,225,000    B       Fairchild Semiconductor Corp., Sr. Sub.
                            Notes, 10.125% due 3/15/07                 8,492,313
     4,725,000    B-      Graphic Controls Corp., Sr. Sub. Notes,
                            12.000% due 9/15/05                        5,297,906
                          Unisys Corp., Sr. Notes:
    10,875,000    Ba3*      12.000% due 4/15/03                       12,356,719
    14,550,000    Ba3*      11.750% due 10/15/04                      16,878,000
                          Viasystems Inc., Sr. Sub. Notes:
     8,575,000    B-        9.750% due 6/1/07                          8,424,937
     1,000,000    B-        Series B, 9.750% due 6/1/07                  982,500
     3,650,000    NR      Wam!Net Inc., Units, step bond to yield
                            13.250% due 3/1/05+                        2,304,062
--------------------------------------------------------------------------------
                                                                      59,068,656
--------------------------------------------------------------------------------
Finance Companies/Consumer Credit -- 1.8%
                          Amresco Inc., Sr. Sub. Notes:
     4,250,000    B         10.000% due 3/15/04                        4,414,687
     1,000,000    B         9.875% due 3/15/05                         1,023,750
     5,500,000    B2*     Ocwen Capital Corp., Sr. Notes, 10.875%
                            due 8/1/27                                 6,008,750
     3,400,000    BB-     Ocwen Financial Corp., Sr. Notes, 11.875%
                            due 10/1/03                                3,825,000
--------------------------------------------------------------------------------
                                                                      15,272,187
--------------------------------------------------------------------------------
Food -- 1.7%
     4,575,000    B-      B&G Foods Inc., Sr. Sub. Notes, 9.625%
                            due 8/1/07                                 4,655,063
     7,075,000    B       Imperial Holly Corp., Sr. Sub. Notes, 9.750%
                            due 12/15/07                               7,145,750
     2,335,000    B2*     Van de Kamp Inc., Sr. Sub. Notes, 12.000%
                            due 9/15/05                                2,612,281
--------------------------------------------------------------------------------
                                                                      14,413,094
--------------------------------------------------------------------------------
Health Care/Drugs/Hospital Supplies -- 7.2%
     8,750,000    BB      ICN Pharmaceuticals Inc., Sr. Notes, 9.250%
                            due 8/15/05                                9,296,875
                          Integrated Health Services Inc., Sr. Sub.
                            Notes:
     4,450,000    B2*       9.500% due 9/15/07                         4,672,500
     8,125,000    B2*       9.250% due 1/15/08                         8,450,000
    15,400,000    B-      Magellan Health Services, Sr. Sub. Notes,
                            9.000% due 2/15/08+                       15,284,500
     7,625,000    B-      Paragon Health Network, Sr. Sub. Notes,
                            9.500% due 11/1/07                         7,777,500
     4,425,000    B-      Pharmaceutical Fine Chemicals, Sr. Sub.
                            Notes,
                            9.750% due 11/15/07+                       5,011,313

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                             7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
Health Care/Drugs/Hospital Supplies -- 7.2% (continued)
                          Sun Healthcare Group Inc., Sr. Sub. Notes:
   $ 6,600,000    B2*       9.500% due 7/1/07+                      $  6,699,000
     5,400,000    B2*       9.375% due 5/1/08+                         5,454,000
--------------------------------------------------------------------------------
                                                                      62,645,688
--------------------------------------------------------------------------------
Hotel, Casinos and Gaming --  1.8%
     2,350,000    B       Aztar Corp., Sr. Sub. Notes, 13.750% due
                            10/1/04                                    2,679,000
     5,375,000    B-      Courtyard by Marriott, Sr. Secured Notes,
                            10.750% due 2/1/08                         5,925,937
     5,125,000    BB+     Mohegan Tribal Gaming Authority, Sr.
                            Secured Notes, 13.500% due 11/15/02        6,617,655
--------------------------------------------------------------------------------
                                                                      15,222,592
--------------------------------------------------------------------------------
Insurance Companies -- 1.2%
     5,500,000    BB+     SIG Capital Trust, Sr. Notes, 9.500% due
                            8/15/27                                    5,651,250
     4,175,000    BB-     Veritas Capital Trust, Company Guranteed,
                            10.000% due 1/2/28                         4,383,750
--------------------------------------------------------------------------------
                                                                      10,035,000
--------------------------------------------------------------------------------
Leisure -- 0.6%
     4,975,000    B3*     SFX Entertainment Inc., Sr. Sub. Notes,
                            9.125% due 2/1/08+                         4,900,375
--------------------------------------------------------------------------------
Metals/Mining -- 2.4%
     5,050,000    B-      Haynes International Inc., Sr. Notes,
                            11.625% due 9/1/04                         5,605,500
     8,700,000    B2*     Kaiser Aluminum and Chemical, Sr. Sub.
                            Notes,
                            12.750% due 2/1/03                         9,243,750
     2,275,000    B2*     Koppers Industry Inc., Sr. Sub. Notes,
                            9.875% due 12/1/07                         2,366,000
     3,850,000    B       WHX Corp., Sr. Notes, 10.500% due 4/15/05    3,927,000
--------------------------------------------------------------------------------
                                                                      21,142,250
--------------------------------------------------------------------------------
Oil Services -- 1.8%
     3,950,000    Baa3*   Deeptech International, Sr. Notes,
                            12.000% due 12/15/00                       4,379,563
     3,600,000    B+      ICO Inc., Sr. Notes, 10.375% due 6/1/07      3,681,000
     2,275,000    BB+     J. Ray McDermott SA, Sr. Sub. Notes,
                            9.375% due 7/15/06                         2,457,000
     4,425,000    BB      Pride Petroleum, Sr. Notes,
                            9.375% due 5/1/07                          4,673,906
--------------------------------------------------------------------------------
                                                                      15,191,469
--------------------------------------------------------------------------------
Oil/Natural Gas -- 5.4%
     4,350,000    B       Canadian Forest Oil Ltd., Sr. Sub. Notes,
                            8.750% due 9/15/07                         4,284,750
     7,350,000    B+      Clark USA Inc., Sr. Notes,
                            10.875% due 12/1/05                        8,020,687
     7,025,000    Ba2*    Gulf Canada Resources Ltd., Sub. Debentures,
                            9.625% due 7/1/05                          7,551,874
                          Ocean Energy Inc.:
     3,600,000    BB-       Sr. Sub. Debentures, 9.750% due 10/1/06    3,942,000
     4,675,000    BB-       Sr. Sub. Notes, 10.375% due 10/15/05       5,177,563
     2,325,000    BB-       Sr. Sub. Notes, 8.875% due 7/15/07         2,435,438
                          Parker Drilling:
     4,200,000    B+        Debentures, 9.750% due 11/15/06+           4,305,000
       525,000    B+        Sr. Notes, 9.750% due 11/15/06               538,125

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
8                                          1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
Oil/Natural Gas -- 5.4% (continued)
   $ 6,025,000    BB-     Santa Fe Energy Resources, Sr. Sub.
                            Debentures, 11.000% due 5/15/04         $  6,537,125
     3,675,000    B2*     Stone Energy Corp., Sr. Sub. Notes,
                            8.750% due 9/15/07                         3,684,187
--------------------------------------------------------------------------------
                                                                      46,476,749
--------------------------------------------------------------------------------
Packaging and Containers -- 1.5%
     2,000,000    B+      Container Corp. of America, Sr. Notes,
                            11.250% due 5/1/04                         2,178,780
     3,250,000    B       Huntsman Packaging Corp., Sr. Sub. Notes,
                            9.125% due 10/1/07                         3,241,875
     5,125,000++  B       Impress Metal Packaging, Sr. Sub. Notes,
                            9.875% due 5/29/07                         2,981,302
     4,250,000    B-      Tekni-Plex, Inc., Sr. Sub. Notes,
                            9.250% due 3/1/08                          4,239,375
--------------------------------------------------------------------------------
                                                                      12,641,332
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 1.4 %
    10,575,000    B+      SD Warren Corp., Sr. Sub. Notes,
                            12.000% due 12/15/04                      11,751,469
--------------------------------------------------------------------------------
Personal Care Products/ Cosmetics -- 0.2%
     1,250,000    B-      AKI Holding Inc., Sr. Discount Debentures,
                            13.500% due 7/1/09+                          653,125
     1,000,000    B+      AKI Inc., Senior Notes, step bond to yield
                            10.500% due 7/1/08+                        1,007,500
--------------------------------------------------------------------------------
                                                                       1,660,625
--------------------------------------------------------------------------------
Pollution Control/Waste Removal -- 0.9%
     3,925,000    B+      Allied Waste North America, Sr. Sub. Notes,
                            10.250% due 12/1/06                        4,332,219
     3,825,000    BB-     CIA Latino Amerivana, Company Guaranteed,
                            11.625% due 6/1/04                         3,815,438
--------------------------------------------------------------------------------
                                                                       8,147,657
--------------------------------------------------------------------------------
Printing Equipment -- 0.4%
     3,400,000    B       Goss Graphic Systems, Sr. Sub. Notes,
                            12.000% due 10/15/06                       3,604,000
--------------------------------------------------------------------------------
Publishing -- 0.7%
     3,850,000    B       Middleweb PLC, Sr. Notes,
                            10.500% due 5/30/08                        6,439,792
--------------------------------------------------------------------------------
Real Estate Development/ REITS -- 0.4%
     1,250,000    B-      BF Saul REIT, Sr. Notes,
                            9.750% due 4/1/08+                         1,237,500
     2,000,000    Baa3*   Trizec Finance, Sr. Notes,
                            10.875%  due 10/15/05                      2,262,500
--------------------------------------------------------------------------------
                                                                       3,500,000
--------------------------------------------------------------------------------
Retail -- 1.2%
     2,750,000    B-      Advance Holdings Corp., Sr. Discount Notes,
                            step bond to yield 12.875% due 4/15/09+    1,636,250
     3,600,000    B-      Advance Stores Co. Inc., Sr. Sub. Notes,
                            12.875% due 4/15/09+                       3,739,500
     4,700,000    B-      US Office Products Co., Sr. Sub Notes,
                            9.750% due 6/15/08+                        4,711,750
--------------------------------------------------------------------------------
                                                                      10,087,500
--------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                             9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
Telecommunications -- 17.8%
   $ 7,800,000    NR      Allegiance Telecom Inc., Units, step bond
                            to yield 11.713% due 2/15/08+           $  4,143,750
                          Colt Telecommunications Group PLC:
       400,000++  B         Sr. Notes, 10.125% due 11/30/07              720,793
     8,000,000    B         Sr. Sub. Notes, step bond to yield
                            11.615% due 12/15/06                       6,320,000
                          Esprit Telecom Group, Sr. Notes:
     3,900,000    B-        11.500% due 12/15/07+                      4,026,750
     4,000,000++  B-        11.500% due 12/15/07                       2,282,548
     2,250,000    B-        10.875% due 6/15/08+                       2,266,875
     5,825,000    NR      Facilicom International Inc., Sr. Notes,
                            10.500% due 1/15/08+                       5,810,438
     7,000,000    NR      Firstworld Communications, Units,
                            13.000% due 4/15/08+                       3,150,000
     1,500,000    NR      Fonorola Inc., Sr. Secured Notes,
                            12.500% due 8/15/02                        1,676,250
     6,850,000    B       Hermes Europe Railtel Intelcom, Sr. Notes,
                            11.500% due 8/15/07                        7,749,063
     4,250,000    B+      Impsat Corp., Sr. Notes, 12.375% due
                            6/15/08+                                   4,313,750
    10,225,000    B       Intermedia Communications Inc., Sr. Discount
                            Unsecured Notes, step bond to yield
                            11.961% due 5/15/06                        8,410,063
     9,450,000    B+      McLeod Inc., Sr. Discount Debentures,
                            step bond to yield 10.704% due 3/1/07      7,040,250
                          Metronet Communications:
    10,225,000    B         Sr. Discount Notes, 12.000% due 8/15/07   11,861,000
    19,125,000    B         Sr. Notes, step bond to yield
                            11.206%  due 6/15/08+                     11,809,688
    13,200,000    B       Nextlink Communications, Sr. Notes,
                            12.500% due 4/15/06                       15,312,000
    11,075,000    NR      Pagemart Wireless Inc., Sr. Discount Notes,
                            step bond to yield 11.250% due 2/1/08      6,949,563
     8,600,000    B       Primus Telecom Group, Sr. Notes,
                            11.750% due 8/1/04                         9,137,500
     4,900,000    B-      Psinet Inc., Sr. Notes, 10.000% due 2/15/05  5,022,500
                          Qwest Communications:
    10,825,000    BB+       Sr. Discount Notes, step bond to yield
                                 9.378% due 10/15/07                   8,145,813
     3,625,000    BB+       Sr. Notes, 10.875% due 4/1/07              4,205,000
                          RCN Corp:
     7,775,000    B3*       Sr. Discount Notes, step bond to yield
                                 11.140% due 10/15/07                  4,976,000
     4,000,000    B3*       Sr. Notes, 10.000% due 10/15/07            4,120,000
     3,582,000    B-      RSL Communications Ltd., Sr. Notes,
                            12.250% due 11/15/06                       4,070,048
     1,900,000    NR      Startec Global Communications, Units,
                            12.000% due 5/15/08+                       1,866,750
     3,500,000    CCC+    Thermadyne Holdings Corp., Debentures,
                            step bond to yield 12.500% due 6/1/08+     1,942,500
     2,000,000    CCC+    Thermadyne Manufacturing LLC, Sr. Sub.
                            Notes, 9.875% due 6/1/08+                  2,017,500

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
10                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------
       FACE
      AMOUNT    RATING               SECURITY                           VALUE
================================================================================
Telecommunications -- 17.8% (continued)
   $ 4,300,000    NR      Versatel Telecommunications, Sr. Notes,
                            13.250% due 5/15/08+                    $  4,536,500
--------------------------------------------------------------------------------
                                                                     153,882,892
--------------------------------------------------------------------------------
Textiles/Apparel -- 0.4%
     6,050,000++  B       Texon International, Sr. Notes,
                            10.000% due 2/1/08+                        3,351,801
--------------------------------------------------------------------------------
Transportation/Trucking -- 2.4%
     2,850,000    B       American Commercial Lines,
                            10.250% due 6/30/08+                       2,899,875
     2,250,000    B+      American Reefer Co. Ltd., First Mortgage,
                            10.250% due 3/1/08+                        2,252,813
     2,000,000    BB      Enterprises Shipholding, Sr. Notes,
                            8.875% due 5/1/08+                         1,967,500
     1,000,000    BB      GS Superhighway Holdings, Sr. Notes,
                            10.250% due 8/15/07                          683,750
     5,700,000    BB-     Sea Containers Limited, Sr. Sub. Debentures,
                            12.500% due 12/1/04                        6,433,875
     3,950,000    B+      Stena Line AB, Sr. Notes,
                            10.625% due 6/1/08                         4,014,188
     2,400,000    B+      TBS Shipping International LTD,
                            First Mortgage, 10.000% due 5/1/05+        2,196,000
--------------------------------------------------------------------------------
                                                                      20,448,001
--------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS AND NOTES
                          (Cost -- $764,416,046)                     794,804,967
================================================================================
      SHARES                         SECURITY                           VALUE
================================================================================
PREFERRED STOCK -- 5.1%
================================================================================
Banks/Savings and Loans -- 0.3%
       108,000            California Federal, Series A, Exchangeable
                            9.125%                                     2,943,000
--------------------------------------------------------------------------------
Broadcasting-TV Cable and Radio -- 4.5%
        33,800            Time Warner Inc., Series K, Exchangeable
                            10.250%                                   37,602,500
        61,200            Viasystems Inc.                              1,277,550
--------------------------------------------------------------------------------
                                                                      38,880,050
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.3%
        50,000            SD Warren, Series B, Exchangeable 14.000%    2,450,000
--------------------------------------------------------------------------------
                          TOTAL PREFERRED STOCK
                          (Cost -- $42,505,571)                       44,273,050
================================================================================
COMMON STOCK -- 0.0%
================================================================================
Cellular and Other Wireless -- 0.0%
        20,125            Pagemart Nationwide Inc.+
                          (Cost -- $0)                                   171,062
================================================================================

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1998
--------------------------------------------------------------------------------

      SHARES                         SECURITY                           VALUE
================================================================================
WARRANTS -- 0.7%
================================================================================
Broadcasting-TV, Cable and Radio -- 0.0%
         9,225            Australis Holdings Ltd., Expire
                            10/30/01+*                              $          1
        14,825            United International Holdings Australia
                            Inc., Expire 5/15/06*                        177,900
         5,700            Wireless One, Inc., Expire 10/15/03*             1,424
--------------------------------------------------------------------------------
                                                                         179,325
--------------------------------------------------------------------------------
Paper/Forest Products/Printing -- 0.0%
         8,175            SD Warren Corp., Expire 12/5/06+*              143,880
--------------------------------------------------------------------------------
Cellular and Other Wireless -- 0.2%
        55,110            Clearnet Communications Inc., Expire
                            9/15/05*                                     330,660
         7,500            Globalstar LP, Expire 2/15/04*               1,012,500
        11,959            Nextel Communications, Inc., Expire
                            12/15/98*                                        120
         6,575            Nextel Communications, Inc., Expire 4/25/99*    15,780
        43,470            Pagemart Inc., Expire 12/31/03+*               326,025
--------------------------------------------------------------------------------
                                                                       1,685,085
--------------------------------------------------------------------------------
Telecommunications -- 0.5%
         7,800            Allegiance Telecommunications Inc.,
                            Expire 2/3/08                                 19,500
         8,000            Colt Telecommunications Group PLC,
                            Expire 12/31/06                            1,560,000
         6,725            Iridium LLC Corp., Expire 7/15/05*             941,500
       102,250            Metronet Communications, Expire 8/15/07*       409,000
         7,600            Primus Telecomm Group, Expire 8/1/04*          288,800
         6,975            RSL Communications Ltd., Expire 11/15/06*      279,000
--------------------------------------------------------------------------------
                                                                       3,497,800
--------------------------------------------------------------------------------
                          TOTAL WARRANTS
                          (Cost -- $2,344,054)                         5,506,090
================================================================================
       FACE
      AMOUNT                         SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.1%
  $ 18,385,000            Goldman, Sachs & Co., 5.645% due 7/1/98;
                          Proceeds at maturity -- $18,387,883;
                          (Fully collateralized by U.S. Treasury
                          Notes, 5.375% due 6/30/00; Market value
                          -- $18,761,442) (Cost-- $18,385,000)        18,385,000
================================================================================
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $827,650,671**)                  $863,140,169
================================================================================

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

++    Represents local currency.

*     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definition of ratings.

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
12                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard &Poor's") except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B       --    Bonds rated "BB" and "B" are regarded, on balance, as
and CCC           predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's       --  Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa         --    Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba          --    Bonds that are rated "Ba" are judged to have speculative
                  elements; their future cannot be considered as well assured.
                  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds that are rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR          --    Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            13

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $827,650,671)                     $863,140,169
  Cash                                                                       89
  Receivable for securities sold                                      2,085,750
  Interest receivable                                                15,439,674
  Receivable for open forward foreign currency contracts
    (Note 8)                                                            172,085
--------------------------------------------------------------------------------
  Total Assets                                                      880,837,767
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   1,906,454
  Management fees payable                                               887,965
  Payable for securities purchased                                      403,383
  Payable for open forward foreign currency contracts (Note 8)           17,819
  Accrued expenses                                                      408,102
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,623,723
--------------------------------------------------------------------------------
Total Net Assets                                                   $877,214,044
================================================================================
NET ASSETS:
  Par value of capital shares                                      $     72,017
  Capital paid in excess of par value                               898,171,021
  Overdistributed net investment income                                (838,593)
  Accumulated net realized loss on security transactions,
    futures contracts and options                                   (55,833,856)
  Net unrealized appreciation of investments and foreign
    currencies                                                       35,643,455
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.18 a share on 72,016,610 shares of $0.001
     par value outstanding; 500,000,000 shares authorized)         $877,214,044
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 1998

INVESTMENT INCOME:
  Interest                                                         $ 61,934,519
  Dividends                                                           4,238,705
--------------------------------------------------------------------------------
  Total Investment Income                                            66,173,224
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            7,597,737
  Shareholder communication fees                                        226,765
  Shareholder and system servicing fees                                  28,422
  Audit and legal                                                        22,755
  Custody fees                                                           22,593
  Directors' fees                                                         6,732
  Other                                                                  32,460
--------------------------------------------------------------------------------
  Total Expenses                                                      7,937,464
--------------------------------------------------------------------------------
Net Investment Income                                                58,235,760
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 5, 6 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           7,969,008
    Futures contracts                                                  (462,223)
    Options purchased                                                  (648,905)
    Foreign currency transactions                                       341,664
--------------------------------------------------------------------------------
  Net Realized Gain                                                   7,199,544
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments
  and Foreign Currencies:
    Beginning of period                                              56,962,467
    End of period                                                    35,643,455
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                           (21,319,012)
--------------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts, Options and Foreign
  Currencies                                                        (14,119,468)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 44,116,292
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            15

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Nine Months Ended June 30, 1998 (unaudited) and the Year Ended September 30, 1997

                                                   1998                1997
================================================================================
OPERATIONS:
  Net investment income                       $  58,235,760       $  80,776,721
  Net realized gain                               7,199,544           7,070,567
  Increase (decrease) in net unrealized
    appreciation                                (21,319,012)         40,292,499
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations         44,116,292         128,139,787
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                         (61,802,592)        (78,232,239)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders               (61,802,592)        (78,232,239)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net asset value of shares issued
    for reinvestment of dividends                12,211,727          14,041,863
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                      12,211,727          14,041,863
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                (5,474,573)         63,949,411

NET ASSETS:
  Beginning of period                           882,688,617         818,739,206
--------------------------------------------------------------------------------
  End of period*                              $ 877,214,044       $ 882,688,617
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                 $    (838,593)      $   2,386,575
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays MMC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the nine months ended June 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $602,807,839
--------------------------------------------------------------------------------
Sales                                                               612,520,198
================================================================================

At June 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $39,500,273
Gross unrealized depreciation                                        (4,010,775)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $35,489,498
================================================================================

4. Capital Loss Carryforward

At September 30, 1997, the Fund had, for Federal tax purposes, approximately $62,721,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                                       2003            2004
================================================================================
Carryforward Amounts                               $24,603,000      $38,118,000
================================================================================


--------------------------------------------------------------------------------
18                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1998, the Fund had no open futures contracts.

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1998, the Fund had no open purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received,


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the nine months ended June 30, 1998, the Fund had not written any call or put options.

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At June 30, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                           Local           Market      Settlement     Unrealized
Foreign Currency         Currency          Value          Date        Gain(Loss)
================================================================================
To Sell:
British Pound              449,450      $  747,590       8/24/98      $ (17,819)
European Currency Unit   4,824,774       5,315,793      11/30/98         69,730
German Mark             16,130,602       8,971,506        9/2/98        102,355
--------------------------------------------------------------------------------
Total Unrealized Gain on Open
  Forward Foreign Currency Contracts                                   $154,266
================================================================================


--------------------------------------------------------------------------------
20                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Capital Shares

During the nine months ended June 30, 1998 and the year ended September 30, 1997, capital stock transactions were as follows:

                                       1998                     1997
                              ----------------------   -----------------------
                                Shares      Amount       Shares       Amount
================================================================================
Shares issued on reinvestment   995,988   $12,211,727   1,162,622   $14,041,863
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                     1998(1)       1997        1996        1995      1994(2)(3)
================================================================================================
Net Asset Value,
  Beginning of Period               $ 12.43      $ 11.72     $ 11.48     $ 11.20     $ 12.50
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                0.83         1.15        1.14        1.14        1.01*
  Net realized and unrealized
    gain (loss)                       (0.22)        0.68        0.22        0.28       (1.30)
------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                      0.61         1.83        1.36        1.42       (0.29)
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.86)       (1.12)      (1.12)      (1.12)      (1.01)
  Capital                                --           --          --       (0.02)         --
------------------------------------------------------------------------------------------------
Total Distributions                   (0.86)       (1.12)      (1.12)      (1.14)      (1.01)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $ 12.18      $ 12.43     $ 11.72     $ 11.48     $ 11.20
------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value**              3.58%++     18.18%      21.07%       9.90%      (7.33)%++
------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value**           5.19%++     16.48%      12.86%      13.99%      (2.31)%++
------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)          $   877      $   883     $   819     $   802     $   783
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             1.20%+       1.21%       1.21%       1.20%       1.15%+*
  Net investment income                8.81+        9.63        9.85       10.02        9.09+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  71%          87%         73%         59%         69%
------------------------------------------------------------------------------------------------
Market Value, End of Period         $11.938      $12.438     $11.500     $10.500     $10.625
================================================================================================

(1)   For the nine months ended June 30, 1998 (unaudited).

(2) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.

(3)   Based on the weighted average shares outstanding for the period.

* The Manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).

** The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                             NYSE         Net Asset    Dividend     Reinvestment
                         Closing Price*     Value        Paid          Price
================================================================================
1996
  January 23                $11.00         $11.68      $0.0930        $11.339
  February 20                11.13          11.85       0.0930         11.242
  March 26                   11.13          11.62       0.0930         11.135
  April 23                   11.00          11.56       0.0930         11.010
  May 28                     10.81          11.62       0.0930         10.880
  June 25                    10.69          11.48       0.0930         11.020
  July 23                    11.13          11.44       0.0930         11.270
  August 27                  11.25          11.47       0.0930         11.300
  September 24               11.13          11.61       0.0930         11.430
  October 22                 11.38          11.65       0.0930         11.375
  November 25                11.25          11.77       0.0930         11.375
  December 23                11.38          11.84       0.0930         11.490
1997
  January 28                 11.75          11.94       0.0930         11.872
  February 25                11.75          12.09       0.0930         11.895
  March 24                   11.75          11.81       0.0930         11.710
  April 22                   11.75          11.67       0.0930         11.670
  May 27                     11.88          11.92       0.0930         11.920
  June 24                    12.06          12.13       0.0930         12.120
  July 22                    12.31          12.17       0.0930         12.170
  August 26                  12.25          12.24       0.0930         12.240
  September 23               12.38          12.38       0.0930         12.380
  October 28                 11.69          12.30       0.0930         12.200
  November 24                12.31          12.23       0.0930         12.230
  December 22                12.44          12.26       0.0930         12.260
  December 31                12.50          12.24       0.0375         12.240
1998
  January 27                 12.63          12.24       0.0930         12.240
  February 24                12.69          12.30       0.0930         12.300
  March 24                   11.88          12.29       0.0930         11.990
  April 21                   11.94          12.32       0.0890         11.880
  May 26                     11.50          12.25       0.0890         11.930
  June 23                    11.81          12.16       0.0890         11.900
================================================================================
* In December 1995, the valuation date, which is the date that determines the dividend reinvestment price, was changed from payable date to record date.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            23

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On February 12, 1997, the Annual Meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

1.    To vote on the election of Donald R. Foley and Paul Hardin as Directors;
      and

2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                       Shares      Percentage of   Shares Voted    Percentage of
Directors*            Voted For    Shares Voted       Against      Shares Voted
================================================================================
Donald R. Foley    64,595,947.335     99.079%      600,391.117        0.921%
Paul Hardin        64,614,934.335     99.108       581,404.117        0.892
================================================================================

      The results of the vote on Proposal 2 were as follows:

   Shares        Percentage of     Shares Voted    Percentage of       Shares       Percentage of
  Voted For       Shares Voted        Against       Shares Voted      Abstained    Shares Abstained
=====================================================================================================
64,411,047.333       98.796%        216,635.364        0.332%        568,655.755        0.872%
=====================================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
24                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker-dealer or nominee in additional shares under the Plan, unless the service is not provided by the broker-dealer or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share most recently determined (as described under "Net Asset Value" in the Statement of Additional Information) or (2) 95% of the market price.

If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. First


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            25

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.


--------------------------------------------------------------------------------
26                                         1998 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund, Inc.                                            27

                     (This page intentionally left blank.)

       HIGH INCOME

    [GRAPHIC OMITTED}

  Opportunity Fund Inc.

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Mutual Management Corp.

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

         [LOGO]
          HIO
         Listed
          NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01006 8/98